Investor Presentation Year End 2009 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-
looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements,

Special Note Regarding Forward-Looking Statements
(cont.)
include, but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions; operating and financial restrictions imposed by our senior credit facilities and other indebtedness; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint"); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Company Overview * * * * * * * * * * * * * * * * ***** ***** ***** ***

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia, Pennsylvania and West Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 11%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes CLECs with double digit strategic high-speed broadband product revenue growth and RLECs with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites and fiber network upgrades and acquisitions
•
Strong growth in Free Cash Flows

Regionally-Focused Service Provider
($ in millions)
(1) As of December 31, 2009 or for the year ended December 31, 2009
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the years ended on December 31, 2008 and December 31,
2009
(3) Refer to Form 10-K for the year ended December 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
•
Average of 23.0 MHz of spectrum
•
5.5 million covered POPs
•
438K
(1)
retail subscribers (YoY increase of 1%)
•
3% YoY Revenue growth
(3)
•
Data ARPU growth of 27% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 10% YoY to $118 million
•
38% YTD Adjusted EBITDA margin
Wireless ($425M Revenue / $162M Adj. EBITDA)
(1) (2)

Wireline
Service Area
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Oil City
Youngstown
Butler
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Wheeling
Washington
Columbus
Morgantown
Fairmont
Hagerstown
Frederick
Parkersburg
Clarksburg
Winchester
Washington DC
Leesburg
Spencer
Sutton
Warrenton
Culpeper
Ashland
Harrisonburg
Madison
Huntington
Charleston
Summersville
Montgomery
Staunton
Charlottesville
Waynesboro
Lewisburg
Covington
Beckley
Lexington
Richmond
Princeton
Bluefield
Lynchburg
Salem
Blacksburg
Radford
Roanoke
Farmville
Tazewell
Christiansburg
Rocky Mount
Abingdon
Wytheville
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) As of December 31, 2009 or for the year ended December 31, 2009
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
14% YoY growth in strategic broadband and
video services
•
57% Adjusted EBITDA margin
•
Acquisition of 2,200 fiber route mile assets of
Allegheny Energy, Inc. nearly doubled the
network
25 new markets
50% more colleges and universities
25% larger population than existing markets
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
21% IPTV penetration of homes passed with fiber;
30%-35% penetration of neighborhoods available over
18 months
Wireline ($125M Revenue / $72M Adj. EBITDA)
(1)

$700
525
350
175
0
9% CAGR
$392
$440
$500
$536
S550
2005
2006
2007
2008
2009

$300
200
100
0
11% CAGR
$147
$172
$203
$223
$227
37%
39%
41%
42%
41%
2005
2006
2007
2008
2009

$150
75
0
20% CAGR
$58
$86
$93
$91
$119
2005
2006
2007
2008
2009

Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
Strong financial performance
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX, exclusive of $26.7 million of fiber optics and network assets and transport and data service contract assets acquired from Alleghany Energy, Inc. on December 31, 2009
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2005 to 2009.
Free Cash Flow
(1)

$600
400
200
0
11% CAGR
$280
$62
$217
$322
$77
$244
$378
$95
$282
$412
$4
$104
$305
$425
$5
$113
$307
2005
2006
2007
2008
2009

$200
150
100
50
0
16% CAGR
$90
$112
$142
$159
$162
32%
35%
38%
39%
38%
2005
2006
2007
2008
2009

Revenue
(1)
Network Upgrade and Data Drives Wireless Growth
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-K for the period ended December 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail Wholesale
Roaming

200
100
0
174
176
88
99
86
77
LTM 12/31/08
LTM 12/31/09

Catalysts for Wireless Growth
•
NTELOS brand positioned as the “Best Value
in Wireless”
•
Leveraging extensive retail presence – 80%
of sales through direct channels
•
The most complete nationwide coverage with
no roaming – “Same Nation. Better Price.”
•
EV-DO upgrade: completed mid-year 2009
•
Emphasis on Postpay plans
Expansion of data products and services
15 smartphones & data-centric devices
currently in line-up
•
FRAWG Unlimited prepay in VA East urban
markets
Gross adds exceeding expectations
88% FRAWG customers at the two
highest price tiers of $40 and $50 at year
end 2009
Postpay
Prepay
Gross Adds
Churn
2008 2009
Postpay 1.9%               2.2%
Total       2.9%               3.3%

nTelos

Category	Devices				
Smartphone	HTC Snap	BlackBerry Flip 8230	BlackBerry Curve 8330	BlackBerry Tour 9630	HTC Hero Android
Data Card	Franklin Wireless CDU-680	Novatel MC760	Axesstel MV440		
Touch	LG 700 Volt	Samsung SCH-r810 Finesse	LG 840 Spyder II	LG 9600	
QWERTY	Samsung SCH-r350 Freeform	LG 265 Script	Motorola Hint QA30		
Feature EV-DO	LG 370 Force	Samsung SCH-r600	Samsung SCH-r520 Trill	Motorola W845 Quantico	
Feature 1X	Motorola VE440	Samsung SCH-r460 MyShot II			
Value	LG 100	Samsung SCH-r100 Stunt

Device Line-up 1Q2010 Device Line-up 1Q2010

60%
40%
20%
0%
0%
37%
46%
12/31 2007
12/31 2008
12/31 2009

$75
50
25
0
$56.42
$56.98
$54.67
$53.20
$48.90
$46.92
$47.24
$43.97
$7.52
$10.06
$7.43
$9.23
2008 Post
2009 Post
2008 Total
2009 Total

Successful Growth in Data Subscribers and ARPU
Retail ARPU
(1)
Postpay Subscribers with EV-DO
Data Devices
(1) Refer to Form 10-K for the period ended December 31, 2009 for explanation of change in reporting of data services and data ARPU
(2) Pro forma; refer to Form 10-K for the period ended December 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008; see Appendix for presentation of actual ARPU
Data
(2)
Postpay Subscribers with EV-DO Data Devices
(2)
Pay
Pay

Retail Locations
90
80
70
60
50
40
30
20
10
0
76
22
27
27
45
5
5
35
33
14
8
11
42
8
11
23
24
24
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
T-Mobile

$400
300
200
100
0
50%
40
30
20
10
0
Smart Phone & Data Card %
$358
$351
16.0%
28.5%
2008
2009

VAW
VAE

Direct Distribution Model Improves Customer
Satisfaction
Extensive Retail Presence
(1)
CPGA ($)/Smart Phone & Data
Card %
(2)
-YTD
(1) As of December 31, 2009
(2) Represents Smart Phone & Data Card sales as a % of Postpay Gross Adds
WVA

$150
100
50
0
16% CAGR
$62
$77
$95
$104
$113
$108
2005
2006
2007
2008
2009
2010G

Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages
NTELOS’
Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Usage
•
641% growth in travel data usage
since EV-DO launched
•
1,173% growth in home data usage
since EV-DO launched
•
Voice traffic back on the rise
($ in millions)
Attractive Margin Revenue Stream
(1) Excludes roaming

Competitive
($67M Revenues / $29M Adj. EBITDA)
(1)

Greensboro, NC
(1) As of December 31, 2009 or for the year ended December
31, 2009
($ in millions)
Data Driving Wireline Growth
(1)
RLEC  ($57M Revenue / $43M Adj. EBITDA)
(1)
•
Revenue growth of 5% YoY
•
Adjusted EBITDA growth of 13% YoY
•
43% YTD Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 14% YOY to $37 million
•
4,700 mile existing fiber network including
2,200 mile Allegheny fiber network
•
Fiber route from Charlottesville to Ashburn,
VA provides connectivity to internet hub
and 3 new key markets
•
Fiber swap: Winchester to Ashburn, VA and
segments from Beckley to Clarksburg, WV
•
Repositioning assets (data/video)
•
Broadband customer penetration at 53%
•
IPTV now is available to over 8,000 homes
•
Continued strong Adjusted EBITDA margin

$150
100
50
0
$111
$117
$122
$123
$124
$57
$61
$61
$60
$57
$17
$15
$15
$11
$11
$37
$41
$46
$52
$56
2005
2006
2007
2008
2009
Competitive - Strategic
Competitive - Other
RLEC

$80
60
40
20
0
$62
$65
$65
$69
$72
$43
$47
$44
$44
$43
56%
56%
54%
56%
57%
$19
$18
$21
$25
$29
2005
2006
2007
2008
2009
Competitive
RLEC

Adjusted EBITDA/Margin%
Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
Note: Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services

40
20
0
CAGR 26%
2005
2006
2007
2008
2009
Data/IP
Transport/Wireless Transport

17.2%
28.0%
37.6%
45.8%
53.1%
2005
2006
2007
2008
2009

3.5%
14.4%
20.7%
25.0%
28.9%
31.8%
32.4%
32.9%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in Q1-08
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations
(1)
$
$14.7
$19.8
$24.8
$30.8
$36.8

Financial Overview *** *** *** *** *** *** ********* *********

Wireless CAGR = 11%
Wireline CAGR = 3%
$600
450
300
150
0
$392
$440
$500
$536
$550
$111
$117
$122
$123
$125
$280
$322
$378
$412
$425
2005
2006
2007
2008
2009

Wireless CAGR = 16%
Wireline CAGR = 4%
$255
210
165
120
75
30
(15)
$147
$172
$203
$223
$227
$62
$65
$65
$69
$72
$90
$112
$142
$159
$162
2005
2006
2007
2008
2009

Wireless   Wireline   Other

Wireless Drives Revenue Growth
Total Revenue
(1)
($ in millions)
(1) Refer to Form 10-K for the period ended December 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Total Adjusted EBITDA

$150
100
50
0
$89
$87
$110
$132
$107
$83
$20
$8
$20
$41
$28
$6
$21
$32
$41
$7
$25
$37
$57
$9
$35
$31
$16
$20
$37
$35
2005
2006
2007
2008
2009
2010G

$150
100
50
0
20% CAGR
$58
$86
$93
$91
$119
2005
2006
2007
2008
2009

Accelerating Consolidated Free Cash Flow
Free Cash Flow Consolidated CapEx
($ in millions)
(1)
(1) Based on midpoint of guidance range of $78 to $87
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds

Capitalization
($ in millions)
(1) Debt balances and related ratios are based on actual debt outstanding.  Refer to Form 10K for the year ended December 31, 2009 for carrying basis of debt obligations which are reported net of unamortized original issuance discounts
Adjusted EBITDA
$      203.0 $      223.1 $      227.1
Cash $        53.5 $        65.7 $        51.1
1st lien senior secured credit facility
(1)
$      612.9 $      606.5 $      633.4
Capital leases 1.3 1.4 1.5
Total Debt $      614.2 $      607.9 $      634.9
Total Debt Leverage Ratio 3.03x 2.72x 2.80x
Net Debt
(total debt less cash)
$      560.7 $      542.2 $      583.8
Net Debt Leverage Ratio 2.76x 2.43x 2.57x
2007 2008
2009
(1)

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Topline Growth
•
Focused on Long-term Net Income and Free Cash Flow Growth
•
Diversified Business Model
•
Network Upgrade Drives Wireless Growth
•
Data Revenue Growth
•
High-Margin Wholesale Revenue
•
Strong Performing and Growing Regional Wireline Business Focused
on Data Provision
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix ********* ********* ********* ********* ********* ********* ********* ********* * *************** **************

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2009
Consolidated
Operating Income $55 $53 $61 $100 $115 $130
Depreciation and Amortization 65 83 85 97 103 92
Capital and Operational Restructuring
Charges 1 15 - - - -
Accretion of Asset Retirement Obligations - 1 1 1 1 1
Advisory Termination Fees - - 13 - - -
Gain on Sale of Assets - (9) - - - -
Secondary Offering Costs - - - 1 - -
Equity Based Compensation - 4 13 4 3 3
Voluntary Early Retirement  and Workforce Reduction Plans - - - - 1 1
Adjusted EBITDA $121 $147 $172 $203 $223 $227

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2009
Wireless
Operating Income $21 $32 $53 $71 $85 $97
Depreciation and Amortization 44 57 58 70 73 63
Voluntary Early Retirement  and Workforce Reduction Plans - - - - - 1
Accretion of Asset Retirement Obligations 1 1 1 1 1 1
Adjusted EBITDA $66 $90 $112 $142 $159 $162
Wireline
Operating Income $39 $36 $39 $38 $41 $43
Depreciation and Amortization 20 25 26 27 27 29
Voluntary Early Retirement  and Workforce Reduction Plans - - - - 1 -
Adjusted EBITDA $59 $61 $65 $65 $69 $72

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Year Ended:
12/31/2008 12/31/2009
(1) Refer to Form 10-K for the year ended  December 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Three  Months Ended:
12/31/2008 12/31/2009
Operating Revenues 137,778 $                 133,349 $                 535,906 $           549,700 $
Less: Wireline and other operating revenue (31,584)                     (30,961)                     (123,955)             (125,022)
Wireless communications revenue 106,194                    102,388                    411,951              424,678
Less: Equipment revenue from sales to new customers (1,502)                       (1,972)                      (10,698)               (6,379)
Less: Equipment revenue from sales to existing customers (4,344)                       (3,915)                      (13,053)               (18,453)
Less: Wholesale revenue (30,511)                     (28,396)                     (107,185)             (118,266)
Less: Other revenues, eliminations and adjustments 104                          (625)                         (348)                    (574)
Wireless gross subscriber revenue  69,941 $                   67,480 $                   280,667 $           281,006 $
Less:  Paid in advance subscriber revenue (17,789)                     (16,190)                     (76,656)               (67,974)
Plus: adjustments 106                          387                          280                     (483)
Wireless gross postpay subscriber revenue  52,258 $                   51,677 $                   204,291 $           212,549 $
Average subscribers 429,152                    436,970                    423,516              440,207
Total ARPU 54.32 $                     51.48 $                     55.23 $               53.20 $
Average postpay subscribers 306,011                    306,361                    298,772              310,852
Postpay ARPU 56.92 $                     56.23 $                     56.98 $               56.98 $
Wireless gross subscriber revenue  69,941 $                   67,480 $                   280,667 $           281,006 $
Less: Wireless voice and other feature revenue (59,745)                     (54,585)                     (242,924)             (232,271)
Wireless data revenue
10,196 $                   12,895 $                   37,743 $             48,735 $
Average subscribers 429,152                    436,970                    423,516              440,207
Total Data ARPU
7.92 $                       9.84 $                      7.43 $                 9.23 $
Wireless gross postpay subscriber revenue 52,258 $                   51,677 $                   204,291 $           212,549 $
Less: Wireless postpay voice and other feature revenue (44,472)                     (41,803)                     (177,340)             (175,031)
Wireless postpay data revenue
7,786 $                     9,874 $                     26,951 $             37,518 $
Average postpay subscribers 306,011                    306,361                    298,772              310,852
Postpay data ARPU
8.48 $                       10.74 $                     7.52 $                 10.06 $

Summary of Operating Results
($ in thousands)
Year Ended:
Three Months Ended:
December 31, 2008 March 31, 2009 June 30, 2009 September 30, 2009 December 31, 2009 December 31, 2008 December 31, 2009
Operating Revenues
Wireless PCS Operations 106,194 $                   109,206 $                  108,858 $                  104,226 $                  102,388 $                  411,951 $                  424,678 $
Subscriber Revenues 69,513 71,755 71,623 69,060 67,754 279,754 280,191
Wholesale/Roaming Revenues, net 30,511 30,076 31,287 28,507 28,396 107,185 118,266
Equipment Revenues 5,845 7,041 5,591 6,313 5,887 23,751 24,832
Other Revenues 325 334 357 346 351 1,261 1,389
Wireline Operations
RLEC 15,083 14,690 14,458 14,395 13,761 59,518 57,304
Competitive Wireline 16,363 16,643 16,567 16,944 17,083 63,878 67,237
WirelineTotal 31,446 31,333 31,025 31,339 30,844 123,396 124,541
Other 138 125 118 121 117 559 481
137,778 $                   140,664 $                  140,001 $                  135,686 $                  133,349 $                  535,906 $                  549,700 $
Operating Expenses
Wireless PCS Operations 68,507 $                    66,415 $                    64,842 $                    65,106 $                    66,523 $                    252,499 $                  262,886 $
Cost of Sales and Services
Cost of Sales -Equipment 10,057 9,871 8,943 8,509 8,118 33,155 35,440
Cost of Sales -Access & Other 11,440 10,989 10,850 11,389 10,575 48,485 43,804
Maintenance and Support 14,094 14,343 14,658 15,004 15,079 52,297 59,084
Customer Operations 26,906 25,490 24,588 24,938 27,435 94,652 102,451
Corporate Operations 6,010 5,722 5,803 5,266 5,316 23,910 22,107
Wireline Operations
RLEC 4,050 3,741 3,725 3,326 3,611 15,793 14,403
Competitive Wireline 9,940 9,849 9,834 9,446 9,416 38,567 38,545
WirelineTotal 13,990 13,590 13,559 12,772 13,027 54,360 52,948
Other 1,610 2,558 1,313 1,170 1,685 5,853 6,726
84,107 $                    82,563 $                    79,714 $                    79,048 $                    81,235 $                    312,712 $                  322,560 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 37,687 $
##
42,791 $                    44,016 $
##
39,120 $
##
35,865 $
35.0%
159,452 $
38.7%
161,792 $
Wireline Operations
RLEC 11,033 ## 10,949 10,733 ## 11,069 ## 10,150 73.8% 43,725 73.5% 42,901
Competitive Wireline 6,423
##
6,794 6,733
##
7,498
##
7,667
44.9%
25,311
39.6%
28,692
WirelineTotal 17,456
##
17,743 17,466 18,567
##
17,817
57.8%
69,036
55.9%
71,593
Other (1,472) (2,433) (1,195) (1,049) (1,568) (5,294) (6,245)
53,671 $
##
58,101 $                    60,287 $                    56,638 $
##
52,114 $
39.1%
223,194 $
41.6%
227,140 $
Capital Expenditures -
excluding acquisition of Allegheny fiber assets ¹
Wireless PCS Operations 26,039 $                    17,951 $                    16,668 $                    7,759 $                      8,369 $                      88,357 $                    50,747 $
Wireline Operations
RLEC 1,866 2,836 4,025 3,636 819 13,384 11,316
Competitive Wireline 4,129 7,355 8,001 5,914 4,754 21,745 26,024
WirelineTotal 5,995 10,191 12,026 9,550 5,573 35,129 37,340
Other 1,686 3,472 9,231 4,161 2,943 9,005 19,807
33,720 $                    31,614 $                    37,925 $                    21,470 $                    16,885 $                    132,491 $                  107,894 $
Adjusted EBITDA less Capital Expenditures - excluding acquisition of Allegheny fiber assets
(a non-GAAPmeasure)
1
Wireless PCS Operations 11,648 $                    24,840 $                    27,348 $                    31,361 $                    27,496 $                    71,095 $                    111,045 $
Wireline Operations
RLEC 9,167 8,113 6,708 7,433 9,331 30,341 31,585
Competitive Wireline 2,294 (561) (1,268) 1,584 2,913 3,566 2,668
WirelineTotal 11,461 7,552 5,440 9,017 12,244 33,907 34,253
Other (3,158) (5,905) (10,426) (5,210) (4,511) (14,299) (26,052)
19,951 $                    26,487 $                    22,362 $                    35,168 $                    35,229 $                    90,703 $                    119,246 $
1
Exclusive of $26.7 million of fiber optics and network assets and transport and data service contract assets acquired from Allegheny Energy, Inc. on December 31, 2009
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, equity based compensation, and charges from voluntary early retirement and workforce reduction plans, a non-GAAP Measure of operating expenses)